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                                                                 Exhibit 10.33.1



                Schedule to Form of Severance Benefits Agreement


     Pursuant to Instruction 2 to Item 601 of Regulation S-K, this Schedule sets forth a list of those executive officers of Leap Wireless International, Inc. who have executed the form of Severance Benefits Agreement filed as Exhibit 10.33:

     Harvey P. White
     Susan G. Swenson
     David B. Davis
     Stewart D. Hutcheson
     Leonard C. Stephens
     Glenn P. Umetsu